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                                                                    EXHIBIT 10.9

                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT (this "AGREEMENT") is made and entered into as of March 23, 2005, by and between Pacific Ethanol, Inc., a Delaware corporation (the "SELLER,") and Barry Siegel, an individual ("Purchaser").

                                    RECITALS

         A. Seller is the record and beneficial owner of one hundred (100) shares of the common stock, no par value per share ("COMMON STOCK") of Sentaur Corp., a Florida corporation (the "COMPANY").

         B. Seller desires to sell, transfer and assign to Purchaser one hundred
(100) shares of the Company's Common Stock and Purchaser desires to purchase and receive such shares from Seller on the terms and subject to the conditions set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals, and of the mutual covenants and subject to the conditions hereinafter set forth, the parties agree as follows:

1.       PURCHASE AND SALE OF THE SHARES.
         --------------------------------

         1.1 PURCHASE AND SALE OF THE SHARES. Seller does hereby sell, transfer, assign and deliver to Purchaser, and Purchaser does hereby purchase and acquire from Seller on the terms and for the consideration specified herein, one hundred
(100) shares of the Company's Common Stock (the "SHARES").

         1.2 PURCHASE PRICE AND PAYMENT FOR THE SHARES. The aggregate purchase price for the Shares shall be Five Thousand Dollars ($5,000). Concurrently with the delivery by Seller to the Company of stock certificates representing, at least in part, the Shares (the "SELLER'S CERTIFICATE"), Purchaser shall deliver to Seller Five Thousand Dollars ($5,000) (the "PURCHASE PRICE") in cash, certified check or by wire transfer to an account designated by Seller.

         1.3 DELIVERY OF STOCK CERTIFICATES. Concurrently with the delivery of the Purchase Price to Seller, Seller shall deliver to the Company Seller's Certificate representing shares of Common Stock of the Company held in Seller's name, accompanied by a duly endorsed share assignment separate from certificate and irrevocable instructions to cancel Seller's Certificate and issue and deliver to (a) Seller a stock certificate in Seller's name for a number of shares of the Company's Common Stock equal to the total amount of shares of the Company's Common Stock represented by Seller's Certificate less the Shares transferred pursuant to this Agreement, and (b) a stock certificate in Purchaser's name representing the Shares.

2.       REPRESENTATIONS AND WARRANTIES OF SELLER.
         -----------------------------------------

         Seller represents and warrants as follows:

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         2.1 CAPACITY AND AUTHORITY. Seller has full legal power, capacity and authority to sell the Shares and to make, execute, deliver and perform this Agreement.

3.       REPRESENTATIONS AND WARRANTIES OF PURCHASER.
         --------------------------------------------

         Purchaser represents and warrants as follows:

         3.1 CAPACITY AND AUTHORITY. Purchaser has full legal power, capacity and authority to purchase the Shares and to make, execute, deliver and perform this Agreement.

         3.2 INVESTMENT INTENT. The Shares to be received by Purchaser are being acquired for investment for Purchaser's own account, and not with a view to the resale or distribution of any part thereof, and Purchaser has no present intention of selling, granting any right of participation in, or otherwise distributing or disposing of the Shares.

         3.3 NO REGISTRATION. Purchaser understands that the Shares have not been registered or qualified under the Securities Act of 1933 (the "SECURITIES ACT") or any state securities laws.

         3.4 TRANSFERABILITY RESTRICTIONS. Purchaser understands that the transferability of the Shares will be restricted by federal and state securities laws. Purchaser further understands that he will make no disposition of the Shares unless a registration statement under the Securities Act is in effect with respect to such Shares or, in the alternative, an exemption from registration under the Securities Act is found to be available to the reasonable satisfaction of the Company. Purchaser further understands and agrees that the following legend will be placed on the certificates and instruments representing the Shares:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY HAVE BEEN ACQUIRED BY THE HOLDER FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT AS MAY BE AUTHORIZED UNDER THE ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

         The certificate representing the Shares will also bear any legend required by the laws of any state that has jurisdiction over the offering represented by the terms of this Agreement.

4.       MISCELLANEOUS.
         --------------

         4.1 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties pertaining to its subject matter, and supersedes all prior or contemporaneous written or oral agreements and understandings of the parties, either expressed or implied. The parties hereto may, by mutual agreement in writing executed by all parties, amend this Agreement in any respect.

                                      -2-
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         4.2 GOVERNING LAW. This Agreement shall in all respects be governed by the laws of the State of California, as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

         4.3 COUNTERPARTS. This Agreement may be executed in two or more facsimile counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         4.4 ATTORNEYS' FEES. If any party shall bring an action at law or equity against the other to enforce or interpret any of the covenants and provisions of this Agreement, the prevailing party in such action shall be entitled to reasonable attorneys' fees.

         4.5 INUREMENT. This Agreement shall be binding upon and inure to the benefit of the successors, assigns, personal representatives, heirs and legatees of the respective parties.

         4.6 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the parties made herein shall survive the consummation of the transactions contemplated hereby.

         4.7 REPRESENTATION BY COUNSEL. Purchaser and Seller have each been advised to seek his own counsel and has done so to the extent he deems appropriate.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

PACIFIC ETHANOL, INC.                     BARRY SIEGEL

By: /S/ NEIL KOEHLER                      By: /S/ BARRY SIEGEL
    ------------------------                  --------------------------


                                      -3-
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                                 ASSIGNMENT AND
                             ASSUMPTION OF CONTRACTS

         This Assignment and Assumption of Contracts (the "Agreement") is made and entered into effective as of March 23, 2005 (the "Effective Date") by and between Accessity, a New York corporation (the "Assignor"), and Sentaur Corp., a Florida corporation (the "Assignee").

                                   WITNESSETH:
                                   -----------

         WHEREAS, Assignor and Assignee are parties to that certain Stock Purchase Agreement, dated March 23, 2005, 2005 (the "Purchase Agreement");

         WHEREAS, Assignor is a party to, or has obligations with respect to, certain contracts, as set forth on Exhibit A hereto (the "Assumed Contracts"); and

         WHEREAS, Assignor has agreed to assign the Assumed Contracts to Assignee and Assignee has agreed to assume the obligations of Assignor under the Assumed Contracts, on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties agree as follows:

         1. On the Effective Date, Assignor hereby assigns and delivers to Assignee, its successors and permitted assigns: (a) all of Assignor's right, title and interest in, to and under the Assumed Contracts; (b) any and all rights of Assignor to extend or renew the Assumed Contracts; and (c) any and all other rights, options and privileges granted to Assignor, as the contracting party thereunder, from and after the Effective Date, subject to the covenants, terms and conditions contained in each of the respective Assumed Contracts.

         2. Assignee hereby accepts the assignment of the Assumed Contracts from Assignor and hereby assumes the obligation to observe and perform all of the terms, covenants and conditions thereof to be observed or performed by Assignor thereunder after the Effective Date, with the same force and effect as if Assignee had executed the Assumed Contracts originally as the contracting party named therein.

         3. This Agreement shall be construed in accordance with the laws of the State of Delaware.

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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                             ACCESSITY CORP.


                                    By:  /S/ BARRY SIEGEL
                                         -----------------------------------
                                    Name:  Barry Siegel
                                         -----------------------------------

                                    Title: Chairman and Ceo
                                         -----------------------------------


                                             SENTAUR CORP.


                                    By:  /S/ BARRY SIEGEL
                                         -----------------------------------

                                    Name:  Barry Siegel
                                         -----------------------------------

                                    Title: Chairman and Ceo
                                         -----------------------------------